Exhibit 10.16

[Informal English Translation]

Asset Transfer Agreement

Made and executed in Herzliya on August 22, 2017

Between

M. Arkin Dermatology Ltd.

Company ID 515101285

6 HaChoshalim Street, Herzliya

(hereinafter: “Arkin”)

On the one hand;

And

Sol-Gel Technologies Ltd.

Company ID 512544693

7 Golda Meir St., Ness Ziona

(hereinafter: “Sol-Gel”)

On the other hand;

(hereinafter jointly: “the Parties”)

Whereas,	in July, 2013, M. Arkin (1999) Ltd. entered into an agreement with Perrigo UK Finco Limited Partnership for the execution of a project for the development and manufacturing of a product, as detailed in that agreement (hereinafter: “the Asset”); and

Whereas,	M. Arkin (1999) Ltd. transferred the Asset to Arkin on June 26, 2014; and

Whereas,	the Parties to this agreement wish to transfer the Asset from Arkin to Sol-Gel, which is a subsidiary of Arkin, pursuant to the provisions of this agreement; and

Whereas,	the Parties wish to anchor in the framework of this agreement the execution of the transfer of the Asset as aforesaid; and

Therefore, it was declared, conditioned and agreed between the Parties as follows:

1.	The preambles to this agreement constitutes an integral part hereof (above and hereinafter referred to as “the Agreement”).

1

2.	The Transfer of the Asset

2.1.	On the date stated above, Arkin shall execute a final and absolute transfer to Sol-Gel and through such transfer Sol-Gel shall receive the Asset from Arkin (hereinafter: (the “Transfer of the Asset”).

2.2.	The consideration for the Transfer of the Asset will be paid to Arkin through the allotment of ordinary shares of Sol-Gel of par value NIS 0.1 each (the “Consideration Shares”), in accordance with and subject to the provisions of Section 104A of the Income Tax Ordinance (New Version), 5721-1961 (“the Ordinance”).

2.3.	It is hereby clarified that the Consideration Shares constitute the full consideration for the Asset and no additional consideration shall be paid.

2.4.	In order to carry out the Transfer of the Asset, the parties shall sign the assignment deed attached as Exhibit A to this Agreement.

2.5.	It is hereby agreed that the Transfer of the Asset shall be reported for tax purposes in accordance with the provisions of Section 104A of the Ordinance.

3.	Taxes and other expenses

3.1.	Each Party shall bear the tax liability, expenses, costs and commissions imposed upon it under the provisions of any law on account of the engagement under the Agreement and/or its execution.

4.	Miscellaneous

4.1.	The Parties to the Agreement undertake to take any supplemental action and execute any document reasonably required, which will be required for the implementation of the provisions of the agreement and its objectives.

4.2.	Notices under the Agreement shall be in writing and shall be delivered to the addresses specified at the top of the Agreement or to any other address that shall be notified by either party in the manner specified in this section. Such notices shall be delivered in any of the following ways: (1) by registered mail; (2) by facsimile; (3) by electronic mail; and (4) by personal delivery.

4.3.	Any addition, modification or amendment to the Agreement shall not be valid unless made in writing and signed by both Parties.

4.4.	The Agreement shall be governed by the laws of the State of Israel and shall be interpreted in accordance with these laws.

4.5.	The Agreement is made in a number of copies, each of which, once signed, will be considered an original copy and all together will constitute one copy of that document.

[Signature page on the next page]

2

In witness whereof the Parties have signed the place and time set forth above:

/s/ Hani Lerman	/s/ Gilad Mamlok
M. Arkin Dermatology Ltd.	Sol-Gel Technologies Ltd.

By Hani Lerman, CFO	By Gilad Mamlok, CFO

[Signature page for Asset Transfer Agreement]

3

Exhibit A

ASSIGNMENT DEED

The undersigned M. Arkin Dermatology Ltd. (the “Assignor”), of 6 Hachoshlim St., Herzeliya, Israel, hereby assigns to Sol-Gel Technologies Ltd. (the “Assignee”) all of its rights and obligations under that certain Development, Manufacturing and Commercialization Agreement, dated July, 2013, by and between M. Arkin (1999) Ltd. and Perrigo UK Finco Limited Partnership which was assigned to the Assignor on June 26, 2014 (the “Agreement”), and the Assignee assumes any and all of the rights, obligations and liabilities of the Assignor, under the Agreement. the Assignee further agrees to be bound by the terms thereof in place of the Assignor as a party thereunder.

The parties confirm that they are Affiliates of each other, as such term is defined under the Agreement.

IN WITNESS WHEREOF, we have signed this deed to become effective as of August 22, 2017.

Assignor:		Assignee:
M. Arkin Dermatology Ltd.		Sol-Gel Technologies Ltd.

By:	/s/ Hani Lerman	By:	/s/ Gilad Mamlok
Name: Hani Lerman		Name: Gilad Mamlok
Title: CFO		Title: CFO